Exhibit 99.1

NYSE Euronext Announces Stock Buy-Back Plan

$100 Million Plan To Commence After 3Q11 Earnings Announcement with Expected Completion in 4Q11

NEW YORK, Oct 27, 2011 (BUSINESS WIRE) --

NYSE Euronext (NYX) today announced plans to repurchase up to $100 million in NYSE Euronext common stock at the discretion of management in open market or privately negotiated transactions or otherwise, subject to applicable United States and European laws, regulations and approvals, strategic considerations, market conditions and other factors. In conjunction with NYSE Euronext's announced plan, Deutsche Boerse has also announced a buy-back plan of around EUR 100 million. NYSE Euronext and Deutsche Boerse have agreed to coordinate their respective share buyback programs in order to preserve the ownership percentages of 40% and 60% to be held by former NYSE Euronext and Deutsche Boerse shareholders, respectively, in the combined company following the pending business combination.

It is anticipated that the NYSE Euronext repurchase plan will commence after the release of third quarter 2011 earnings on November 3, 2011 and will be completed in the fourth quarter of 2011. The $100 million buy-back is being executed under a $1.0 billion Board authorization issued in March of 2008 and suspended in the fourth quarter of 2008. Before the suspension of the plan, a total of $350 million of the $1.0 billion authorized amount was utilized.

"At current trading levels, we do not feel that the underlying strength of our franchise, strong free cash flow generation and the compelling nature of our upcoming merger with Deutsche Boerse are properly reflected in our share price," Michael S. Geltzeiler, Group Executive Vice President and CFO, NYSE Euronext, commented. "Given our focus on shareholder value, we are re-commencing a limited stock buy-back program, on top of the already attractive stream of dividends that we expect to pay out to investors in conjunction with our merger."

Any such repurchases will be made in compliance with the applicable provisions of Rules 10b-5 and 10b-18 and Regulation M of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, including any applicable European laws and regulations, including regulations of the Autorité des Marchés Financiers.

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About NYSE Euronext

NYSE Euronext (NYX) is a leading global operator of financial markets and provider of innovative trading technologies. The company's exchanges in Europe and the United States trade equities, futures, options, fixed-income and exchange-traded products. With approximately 8,000 listed issues (excluding European Structured Products), NYSE Euronext's equities markets - the New York Stock Exchange, NYSE Euronext, NYSE Amex, NYSE Alternext and NYSE Arca - represent one-third of the world's equities trading, the most liquidity of any global exchange group. NYSE Euronext also operates NYSE Liffe, one of the leading European derivatives businesses and the world's second-largest derivatives business by value of trading. The company offers comprehensive commercial technology, connectivity and market data products and services through NYSE Technologies. NYSE Euronext is in the S&P 500 index, and is the only exchange operator in the Fortune 500. For more information, please visit: http://www.nyx.com.

Safe Harbour Statement

In connection with the proposed business combination transaction between NYSE Euronext and Deutsche Boerse AG, Alpha Beta Netherlands Holding N.V. ("Holding"), a newly formed holding company, filed, and the SEC declared effective on May 3, 2011, a Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission ("SEC") that includes (1) a proxy statement of NYSE Euronext that also constitutes a prospectus for Holding used in connection with NYSE Euronext special meeting of stockholders held on July 7, 2011 and (2) an offering prospectus used in connection with Holding's offer to acquire Deutsche Boerse AG shares held by U.S. holders. Holding has also filed an offer document with the German Federal Financial Supervisory Authority (Bundesanstalt fuer Finanzdienstleistungsaufsicht) ("BaFin"), which was approved by the BaFin for publication pursuant to the German Takeover Act (Wertpapiererwerbs-und Übernahmegesetz), and was published on May 4, 2011.

Investors and security holders are urged to read the definitive proxy statement/prospectus, the offering prospectus, the offer document, as amended, and published additional accompanying information in connection with the exchange offer regarding the proposed business combination transaction because they contain important information. You may obtain a free copy of the definitive proxy statement/prospectus, the offering prospectus and other related documents filed by NYSE Euronext and Holding with the SEC on the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other documents relating thereto may also be obtained for free by accessing NYSE Euronext's website at www.nyse.com. The offer document, as amended, and published additional accompanying information in connection with the exchange offer are available at Holding's website at www.global-exchange-operator.com.

This document is neither an offer to purchase nor a solicitation of an offer to sell shares of Holding, Deutsche Boerse AG or NYSE Euronext. The final terms and further provisions regarding the public offer are disclosed in the offer document that has been approved by the BaFin and in documents that have been filed with the SEC.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and applicable European regulations. The exchange offer and the exchange offer document as amended, shall not constitute an issuance, publication or public advertising of an offer pursuant to laws and regulations of jurisdictions other than those of Germany, United Kingdom of Great Britain and Northern Ireland and the United States of America. The relevant final terms of the proposed business combination transaction will be disclosed in the information documents reviewed by the competent European market authorities.

Subject to certain exceptions, in particular with respect to qualified institutional investors (tekikaku kikan toshika) as defined in Article 2 para. 3 (i) of the Financial Instruments and Exchange Act of Japan (Law No. 25 of 1948, as amended), the exchange offer will not be made directly or indirectly in or into Japan, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce or any facility of a national securities exchange of Japan. Accordingly, copies of this announcement or any accompanying documents may not be, directly or indirectly, mailed or otherwise distributed, forwarded or transmitted in, into or from Japan.

The shares of Holding have not been, and will not be, registered under the applicable securities laws of Japan. Accordingly, subject to certain exceptions, in particular with respect to qualified institutional investors (tekikaku kikan toshika) as defined in Article 2 para. 3 (i) of the Financial Instruments and Exchange Act of Japan (Law No. 25 of 1948, as amended), the shares of Holding may not be offered or sold within Japan, or to or for the account or benefit of any person in Japan.

Forward-Looking Statements

This document includes forward-looking statements about NYSE Euronext, Deutsche Boerse AG, Holding, the enlarged group and other persons, which may include statements about the proposed business combination, the likelihood that such transaction could be consummated, the effects of any transaction on the businesses of NYSE Euronext or Deutsche Boerse AG, and other statements that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and the development of the industries in which NYSE Euronext and Deutsche Boerse AG operate may differ materially from those made in or suggested by the forward-looking statements contained in this document. Any forward-looking statements speak only as at the date of this document. Except as required by applicable law, none of NYSE Euronext, Deutsche Boerse AG or Holding undertakes any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

SOURCE: NYSE Euronext

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